UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                        April 26, 2006 (April 24, 2006)


                             FORWARD AIR CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Tennessee                     000-22490               62-1120025
----------------------------  -------------------------   ---------------------
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
      of incorporation)                                    Identification No.)

                430 Airport Road
             Greeneville, Tennessee                              37745
------------------------------------------------    ----------------------------
    (Address of principal executive offices)                  (Zip Code)



       Registrant's telephone number, including area code: (423) 636-7000


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8.  OTHER EVENTS.

Item 8.01.  Other Events.

         Attached as Exhibit 99.1 and incorporated herein by reference is a copy of a press release, dated April 26, 2006, announcing that on April 24, 2006, the Company's Board of Directors declared the Company's sixth quarterly cash dividend. The cash dividend of $0.07 per share of common stock is payable to common stock shareholders of record at the close of business on May 26, 2006 and is expected to be paid on June 9, 2006.

SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01.  Financial Statements and Exhibits.

  (d) Exhibits. The following exhibit is being furnished as part of this Report.


     Exhibit
      Number                            Description
  ------------- ----------------------------------------------------------------
         99.1     Press Release of Forward Air Corporation dated April 26, 2006.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             FORWARD AIR CORPORATION



Date: April 26, 2006                         By:  /s/ Matthew J. Jewell
                                                  ------------------------------
                                                  Matthew J. Jewell
                                                  Senior Vice President, General
                                                  Counsel and Secretary

                                  EXHIBIT INDEX

      Exhibit
       Number                          Description
  -------------- ---------------------------------------------------------------
         99.1     Press Release of Forward Air Corporation dated April 26, 2006.